EXHIBIT 10.1


                           MASTER MANAGEMENT AGREEMENT


         THIS MASTER MANAGEMENT AGREEMENT (this "Agreement") is made and entered into as of the 1st day of January, 1998 and effective as of the Effective Date (as defined below), by and among REIT Management and Research, Inc., a Delaware corporation ("Managing Agent"), and the parties identified on the signature page of this Agreement as Owners (each, an "Owner" and, "collectively, "Owners").

                              W I T N E S S E T H :

         WHEREAS,  Owners are the owners of those premises  described on Exhibit
A,  attached  hereto  and  made  a  part  hereof  (collectively,   the  "Managed
Premises"); and

         WHEREAS, Owners desire to retain Managing Agent, and Managing Agent is willing to serve, as managing agent with respect to the Managed Premises, all upon the terms and subject to the conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the agreements herein contained, Owners and Managing Agent hereby agree as follows:

         1. Engagement. Subject to the terms and conditions hereinafter set forth, Owners hereby employ Managing Agent with respect to the Managed Premises. Managing Agent hereby accepts such employment as managing agent and agrees to devote such time, attention and effort as may be appropriate to operate and manage the Managed Premises in a diligent, orderly and efficient manner. Managing Agent may, with Owners' consent, subcontract out some or all of its obligations hereunder to third party managers; provided, however, that, in any such event, Managing Agent shall be and remain primarily liable to Owners for performance hereunder.

         Notwithstanding anything to the contrary set forth in this Agreement, the services to be provided by Manager hereunder shall exclude all services (including, without limitation, any garage management or cafeteria management services) whose performance by an advisor to any Owner could give rise to an Owner's receipt of "impermissible tenant service income" as defined in ss.856(d)(7) of the Internal Revenue Code (as amended or superseded hereafter) or could in any other way jeopardize an Owner's federal or state tax classification as a real estate investment trust. Manager shall not perform any such service and if, in any event, Manager shall inadvertently perform any such service, no compensation therefor shall be paid or payable hereunder.

         2. General Parameters. Any or all services may be performed or goods purchased by Managing Agent under arrangements jointly with or for other properties owned or managed by Managing Agent and the costs shall be reasonably apportioned. Managing

Agent may employ personnel who are assigned to work exclusively at the Managed Premises or partly at the Managed Premises and other buildings owned and/or managed by Managing Agent. Wages, benefits and other related costs of centralized accounting personnel and employees employed by Managing Agent and assigned to work exclusively or partly at the Managed Premises shall be fairly apportioned and reimbursed, pro rata, by Owners in addition to the Fee and Construction Supervision Fee (as defined in Section 5).

         3. Duties. Without limitation, Managing Agent agrees to perform the following specific duties:

                  (a) To seek tenants for the Managed Premises in accordance with the rental schedule established by the applicable Owner and to negotiate leases including renewals thereof and to lease in the applicable Owner's name space on a lease form approved by such Owner, only to tenants, at rentals, and for periods of occupancy all as are approved in each case by the applicable Owner. To employ appropriate means in order that the availability of rental space is made known to potential tenants; provided, however, that such means shall not include the employment of brokers unless otherwise agreed by the applicable Owner. The legal expenses of negotiating such leases and leasing such space shall be approved and paid by the applicable Owner.

                  (b) To collect all rents and other income from the Managed Premises and to give receipts therefor, both on behalf of Owners, and deposit such funds in such banks and such accounts as are named, from time to time, by Owners, in agency accounts for and under the name of Owners. Managing Agent shall be empowered to sign disbursement checks on these accounts.

                  (c) To make contracts for and to supervise any repairs and/or alterations to the Managed Premises, including tenant improvements and decoration of rental space, as may be approved by the applicable Owner.

                  (d) For Owners' account and at its expense, to hire, supervise and discharge employees as required for the efficient operation and maintenance of the Managed Premises.

                  (e) To obtain, at Owners' expense, appropriate insurance for the Managed Premises protecting Owners and Managing Agent while acting on behalf of Owners against all normally insurable risks relating to the Managed Premises and complying with the requirements of Owners' mortgagee, if any, and, upon approval thereof, to cause the same to be provided and maintained by all tenants with respect to the Managed Premises to the extent required by the terms of such tenants' leases.

                  (f) To promptly notify the applicable Owner and its insurance carriers, as required by the applicable policies, of any casualty or injury to person or property at the

         Managed  Premises,   and  complete   customary  reports  in  connection
         therewith.

                  (g) To procure seasonably all supplies and other materials necessary for the proper operation of the Managed Premises, at Owners' expense.

                  (h) To pay promptly from rental receipts, other income derived from the Managed Premises, or other monies made available by Owners for such purpose, all costs incurred in the operation of the Managed Premises which are expenses of Owners hereunder, including wages or other payments for services rendered, invoices for supplies or other items furnished in relation to the Managed Premises, and pay over forthwith the balance of such rental receipts, income and monies to Owners or as Owners shall from time to time direct. (In the event that the sum of the expenses to operate and the compensation due the Managing Agent exceed gross receipts in any month and no excess funds from prior months are available for payment of such excess, Owners shall pay promptly the amount of the deficiency thereof to Managing Agent upon receipt of statements therefor.)

                  (i) To advise Owners promptly of any material developments in the operation of the Managed Premises that might affect the profitable operation of the Managed Premises.

                  (j) To establish, in Owners' name and with Owners' approval, reasonable rules and regulations for tenants of the Managed Premises.

                  (k) At the direction of the applicable Owner and with counsel selected by such Owner, to institute or defend, as the case may be, any and all legal actions or proceedings (in the name of such Owner if necessary) relating to operation of the Managed Premises.

                  (l) To maintain the books and records of Owners reflecting the management and operation of the Managed Premises, making available for reasonable inspection and examination by Owners or its representatives, all books, records and other financial data relating to the Managed Premises.

                  (m) To prepare and deliver seasonably to tenants of the Managed Premises such statements of expenses or other information as shall be required on the landlord's part to be delivered to such tenants for computation of rent, additional rent, or any other reason.

                  (n) To aid, assist and cooperate with Owners in matters relating to taxes and assessments and insurance loss adjustments, notify the Owners of any tax increase or special assessments relating to the Managed Premises and, with Owners' approval, to enter into contracts for tax abatements services.

                  (o) To provide such emergency services as may be required for the efficient management and operation of the Managed Premises on a 24-hour basis.

                  (p) To enter into contracts for utilities (including, without limitation, water, fuel, electricity and telephone) and for building services (including, without limitation, cleaning of windows, common areas and tenant space, ash, rubbish and garbage hauling, snow plowing, landscaping, carpet cleaning and vermin extermination), and for other services as are appropriate to first class office space.

                  (q) To seek the lowest competitive price commensurate with desired quality for all items purchased or services contracted by it under this Agreement.

                  (r)  To  take  such  action  generally   consistent  with  the
         provisions of this Agreement, as Owners might with respect to the Managed Premises if personally present.

         4. Authority. Owners give to Managing Agent the authority and powers to perform the foregoing duties on behalf of Owners subject, however, to Owners' approval as specified. Owners further authorize Managing Agent to incur such reasonable expenses, specifically contemplated in Section 2, on behalf of Owners as are necessary in the performance of those duties.

         5. Special Authority of Agent. In addition to, and not in limitation of, the duties and authority of Managing Agent contained herein, Managing Agent shall perform the following duties, but only with Owners' prior approval in each case:

                  (a) Terminate tenancies and sign and serve in the name of Owners such notices therefor as may be required for the proper management of the Managed Premises.

                  (b) With counsel selected by Owners, and at Owners' expense, institute and prosecute actions to evict tenants and recover possession of rental space, and recover rents and other sums due; and when expedient, settle, compromise and release such actions or suits or reinstate such tenancies.

         6.       Compensation.

                  (a) In consideration of the services to be rendered by the Managing Agent hereunder, Owners agree to pay and the Managing Agent agrees to accept as its sole compensation (i) a management fee (the "Fee") equal to three percent (3%) of the gross collected rents actually received by Owners from the Managed Premises, such gross rents to include all fixed rents, percentage rents, additional rents, operating expense and tax escalations, and any other charges paid to Owners in connection with occupancy of the Managed Premises, but excluding any amounts collected from tenants to reimburse Owners for the cost of capital improvements or for expenses incurred in curing any tenant default or in enforcing any remedy against any tenant; and (ii) a construction supervision fee (the "Construction Fee") in connection with all interior and exterior construction renovation or repair activities at the Managed Premises, including, without limitation, all tenant and capital improvements in, on or about the Managed Premises, undertaken during the term of this Agreement, other than ordinary maintenance and repair, equal to five percent (5%) of the cost of such construction which shall include the costs of all related professional services and the cost of general conditions.

                  (b) The Fee shall be due and payable monthly, in arrears based on a reasonable annual estimate or budget with an annual reconciliation within thirty (30) days after the end of each calendar year. The Construction Fee shall be due and payable periodically, as agreed by Managing Agent and Owners, based on actual costs incurred to date.

                  (c) Notwithstanding anything herein to the contrary, Owners shall reimburse Managing Agent for reasonable travel expenses incurred when traveling to and from the Managed Premises while performing its duties in accordance with this Agreement; provided, however, that, reasonable travel expenses shall not include expenses incurred for travel to and from the Managed Premises by personnel assigned to work exclusively at the Premises.

                  (d) Managing Agent shall also receive the amount of any lump sum reimbursables paid by tenants of the Managed Premises to the extent amounts paid exceed costs incurred by Owners for work performed with respect thereto.

                  (e) Managing Agent shall be entitled to no other additional compensation, whether in the form of commission, bonus or the like for its services under this Agreement. Except as otherwise specifically provided herein with respect to payment by Owners of legal fees, accounting fees, salaries, wages, fees and charges of parties hired by the Managing Agent on behalf of Owners to perform operating and maintenance functions in the Managed Premises, and the like, if Managing Agent hires third parties to perform services required to be performed hereunder by Managing Agent without additional charge to Owners, Managing Agent shall (except to the extent the same are reasonably attributable to an emergency at the Managed Premises) be responsible for the charges of such third parties. Managing Agent shall not, however, hire any third party without Owners' prior written consent, which consent shall not be unreasonably withheld. In addition, Managing Agent shall, at its expense, assume Owners' obligations under the contracts and agreements listed as Exhibit B, attached hereto and made a part hereof.

         7. Contracts. Managing Agent shall not, without the prior consent of Owners, enter into any contracts on behalf of Owners which extend beyond the then current term of this Agreement.

         8. Term of Agreement. The term of this Agreement shall begin on the date hereof and, unless sooner terminated as herein provided, shall end on that date which is thirty (30) days following written notice of termination given by either Owners or Managing Agent to the other. This Agreement may be terminated with respect to less than all of the properties comprising the Managed Premises.

         9. Termination or Expiration. Upon termination or expiration of this Agreement with respect to any of the Managed Premises for any reason whatsoever, Managing Agent shall promptly turn over to Owners all books, papers, funds, records, keys and other items relating to the management and operation of such Managed Premises, including, without limitation, all leases in the possession of the Managing Agent and shall render to Owners a final accounting with respect thereto through the date of termination.

         10.      Assignment of Rights and Obligations.

                  (a) Without Owners' prior written consent, Managing Agent shall not sell, transfer, assign or otherwise dispose of or mortgage, hypothecate or otherwise encumber or permit or suffer any encumbrance of all or any part of its rights and obligations hereunder, and any transfer, encumbrance or other disposition of an interest herein made or attempted in violation of this paragraph shall be void and ineffective, and shall not be binding upon Owners.

                  (b) Owners, without Managing Agent's consent, may assign its rights and obligations hereunder to any mortgagee with respect to, or successor Owners of, the Managed Premises, but not otherwise.

                  (c) Consistent with the foregoing paragraphs (a) and (b), the terms "Owners" and "Managing Agent" as used in this Agreement shall mean the original parties hereto and their respective mortgagees, successors, assigns, heirs and legal representatives.

         11. Fidelity Bond. Owners, at Owners' expense, may require that employees of Managing Agent who handle or are responsible for Owners' money to be bonded by a fidelity bond in an amount sufficient in Owners' determination to cover any loss which may occur in the management and operation of the Managed Premises or that Managing Agent obtain a fiduciary policy of insurance.

         12.      Indemnification and Insurance.

                  (a) Owners agree to defend, indemnify and hold harmless Managing Agent from and against all costs, claims, expenses and liabilities (including reasonable attorneys' fees) arising out of Managing Agent's performance of its duties in accordance with this Agreement including, without limitation, injury or damage to persons or property occurring in, on or about the Managed Premises and violations or alleged violations of any law, ordinance, regulation or order of any governmental authority regarding the Managed Premises except any injury, damage or violation resulting from Managing Agent's default hereunder, or from Managing Agent's fraud, gross negligence or willful misconduct in the performance of its duties hereunder.

                  (b) Owners agrees that required insurance shall include, at Owners' expense, public liability and workmen's compensation insurance upon the following terms and conditions:

                           (i) policies shall be so written as to protect the Managing Agent in the manner and to the same extent as Owners.

                           (ii) Workmen's compensation policies shall be written
                  to comply with applicable legal requirements.

                           (iii) The public liability insurance shall be written
                  in limits of not less than One Million Dollars ($1,000,000) per occurrence for bodily injury and Five Hundred Thousand Dollars ($500,000) per occurrence for property damage.

                           (iv) Such public  liability  insurance  shall include
                  the standard extensions of liability coverage as may be mutually agreed upon from time to time, and shall name both parties and their respective employees as additional insureds.

         13. Notices. Whenever notice is to be sent pursuant to this Agreement to either party to this Agreement, it is expressly understood that same shall be sent postage prepaid, certified mail, return receipt requested to either party at 400 Centre Street, Newton, Massachusetts 02158, or to any such address that either party may hereinafter designate.

         14.      Limitation of Liability.

                  (a) No partner of Owners or Managing Agent shall be personally liable hereunder, all such liability being limited in the case of Owners to the interest of Owners in the Managed Premises and in the case of Managing Agent, to its interest hereunder.

                  (b) The Declarations of Trust establishing some Owners, a copy of which, together with all amendments thereto (the "Declarations"), is duly filed with the Department of Assessments and Taxation of the State of Maryland, provides that the names of such Owners refers to the trustees under such Declarations collectively as trustees, but not individually or personally, and that no trustee, officer, shareholder, employee or agent of such Owners shall be held to any personal liability, jointly or severally, for any obligation of, or claim against, such Owners. All persons dealing with such Owners, in any way, shall look only to the respective assets of such Owners for the payment of any sum or the performance of any obligation of such Owners. In any event, all liability of such Owners hereunder is limited to the interest of such Owners in the Managed Premises and, in the case of Managing Agent, to its interest hereunder.

                  (c) It is the intention of the parties hereto that each Owner be liable hereunder only with respect to the Managed Premises owned by such Owner and that each Owner be solely responsible for liabilities incurred with respect only to its properties and receive all income therefrom.

         15. Modification of Agreement. This Agreement may not be modified, altered or amended in manner except by an amendment in writing, duly executed by the parties hereto. Additional properties may be added to the scope of this Agreement by substituting for Exhibit A to this Agreement a revised Exhibit A including such property or properties, provided that such replacement Exhibit A shall be initialed by Owners and Managing Agent.

         16. Independent Contractor. This Agreement is not one of general agency by Managing Agent for Owners, but one with Managing Agent engaged as an independent contractor. Nothing in this Agreement is intended to create a joint venture, partnership, tenancy-in-common or other similar relationship between Owners and Managing Agent for any purposes whatsoever.

         17. Law Governing. This Agreement shall be governed by and in accordance with the laws of The Commonwealth of Massachusetts.

         18. Effective Date. The "Effective Date" of this Agreement shall be, with respect to any property listed on Exhibit A, the later to occur of January 1, 1998 and the date on which such property shall be added to Exhibit A.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as a sealed instrument as of the date above first written.

                                 MANAGING AGENT:

                                 REIT MANAGEMENT AND RESEARCH, INC.


                                 By: /s/ David M. Lepore
                                     Its (Vice) President


                                 OWNERS:

                                 TRUSTEES OF HARVARD STREET REALTY TRUST


                                 By: /s/ David J. Hegarty
                                    As Trustee and not individually

                                 HUB PROPERTIES TRUST


                                 By: /s/ David J. Hegarty
                                      Its President


                                 HRPT MEDICAL BUILDING REALTY TRUST


                                 By: /s/ David J. Hegarty
                                      As Trustee and not individually


                                 CAUSEWAY HOLDINGS, INC.


                                 By: /s/ David J. Hegarty
                                      Its President


                                 HUB LA LIMITED PARTNERSHIP

                                 By:     HUB LA Properties Trust, its
                                         general partner


                                         By: /s/ David J. Hegarty
                                               Its President


                                 HUB REALTY FUNDING, INC.


                                 By: /s/ David J. Hegarty
                                      Its President


                                 HUB REALTY RICHLAND, INC.


                                 By: /s/ David J. Hegarty
                                      Its President


                                 HUB REALTY IV, INC.


                                 By: /s/ David J. Hegarty
                                      Its President

                                 HUB REALTY III, INC.


                                 By: /s/ David J. Hegarty
                                      Its President


                                 HUB REALTY COLLEGE PARK, I, LLC

                                 By: HUB Management, Inc.


                                         By: /s/ David J. Hegarty
                                               Its President


                                 HUB REALTY KANSAS CITY, INC.


                                 By: /s/ David J. Hegarty
                                      Its President


                                 HUB REALTY BUFFALO, INC.


                                 By: /s/ David J. Hegarty
                                      Its President


                                 HUB REALTY SAN DIEGO I, INC.


                                 By: /s/ David J. Hegarty


                                 EPA GOLDEN, L.P.

                                 By:     Hub Realty Golden, Inc., general
                                         partner


                                         By: /s/ David J. Hegarty
                                               Its President


                                 HUB ACQUISITION TRUST


                                 By: /s/ David J. Hegarty
                                      Its President

                                 HUB RI PROPERTIES TRUST


                                 By: /s/ David J. Hegarty
                                     Its President


                                 HUB WOODMONT LIMITED LIABILITY COMPANY

                                 By:     HUB Woodmont Properties Trust,
                                         managing member


                                         By: /s/ David J. Hegarty
                                             Its President

                                              EXHIBIT A

                                           Managed Premises

Owner (abbreviated)

Hub Prop. Trust                        Sorrento Valley, 5555,                    San Diego, CA
                                         5601, 5626
Hub Prop. Trust                        Torrey Pines, 3030-50                     San Diego, CA
                                         Science Park
Hub Prop. Trust                        Fair Oaks                                 Fairfax, VA
Hub Prop. Trust                        145 University Avenue                     Westwood, MA
Hub Prop. Trust                        1145 19th Street                          Washington, DC
Hub Prop. Trust                        443 Gulph Road                            King of Prussia, PA
Hub Prop. Trust                        515 Penn Avenue                           Ft. Washington, PA
Hub Prop. Trust                        525 Virginia Avenue                       Ft. Washington, PA
Hub Prop. Trust                        1035 Virginia Avenue                      Ft. Washington, PA
Hub Prop. Trust                        723 Drescher Road                         Horsham, PA
Hub Prop. Trust                        7 W. 34th Street                          New York, NY
Hub Prop. Trust                        One Franklin Plaza                        Philadelphia, PA
Hub Prop. Trust                        100 South Charles St.,                    Baltimore, MD
                                         Tower II
Hub Prop. Trust                        710N/230S. Euclid &                       Anaheim, CA
                                          1085 N. Harbor
Hub Prop. Trust                        6300 Bridgepoint Pkwy                     Austin, TX
Hub Prop. Trust                        2141 K Street, N.W.                       Washington, DC
Hub Prop. Trust                        3043 Walton Road                          Plym. Meeting, PA
Hub Prop. Trust                        475 Virginia Drive                        Ft. Washington, PA
Hub Prop. Trust                        6937 N. IH                                Austin, TX
Hub Prop. Trust                        4 Maguire Road                            Lexington, MA
Hub Prop. Trust                        210 Mall Blvd.                            King of Prussia, PA
Hub Prop. Trust                        216 Mall Blvd.                            King of Prussia, PA
Hub Woodmont                           1401 Rockville Pike                       Rockville, MD
HR Fndg Inc.                           15 Twelfth Street                         Petersburg, AK
HR Fndg Inc.                           8900 Lakes at 610                         Houston, TX
                                         Business Park
HR Fndg Inc.                           711 14th Avenue                           Safford, AZ
HR Fndg Inc.                           220 E. Bryan Street                       Savannah, GA
HR Fndg Inc.                           435 Montano Boulevard                     Albuquerque, NM
HR Fndg Inc.                           9797 Aero Drive                           San Diego, CA
HR Fndg Inc.                           5353 North Yellowstone                    Cheyenne, WY
                                         Drive
HR Fndg Inc.                           1474 Rodeo Road                           Santa Fe, NM
HR Fndg Inc.                           820 West Diamond Ave.                     Gaithersburg, MD
HR Fndg Inc.                           20400 Century Blvd.                       Germantown, MD
HR Fndg Inc.                           6710 Oxon Hill Drive                      Oxon Hill, MD
HR Buffalo Inc.                        138 Delaware Avenue                       Buffalo, NY
H.Grpp LLC                             4181 Ruffin Road                          San Diego, CA
Hub LA LP                              Cedar Sinai I                             Los Angeles, CA
Hub LA LP                              Cedar Sinai II                            Los Angeles, CA
HR Richland Inc.                       2420 & 2430 Stevens                       Richland, WA
                                         Center Place
HRPT Med. Bldg. RT                     1295 Boylston Street                      Boston, MA
HRPT Med. Bldg RT                      109 Brookline Avenue                      Boston, MA
Causeway Hldgs Inc.                    251 Causeway Street                       Boston, MA




                                                        -2-



Owner (abbreviated)
47 Hvd. St. Rlty Tr.                   47 Harvard Street                         Westwood, MA
HR IV, Inc.                            2029 Stonewall Jackson                    Falling Waters, WV
                                         Road
HR III, Inc.                           55 North Robinson                         Oklahoma City, OK
HR Collg Pk I LLC                      4700 River Road                           Riverdale, MD
Hub Realty KC, Inc.                    4241 N.E. 34th Street                     Kansas City, MO
HR S. Diego I Inc.                     4560 Viewridge Drive                      San Diego, CA
HR Fndg. Inc.                          5600 Columbia Pike                        Falls Church, VA
HR Fndg. Inc.                          20 Massachusetts Ave.                     Washington, DC
HR Fndg. Inc.                          625 Indiana Avenue                        Washington, DC
HR Fndg. Inc.                          400 State Avenue                          Kansas City, KS
HR Fndg. Inc.                          201 Indianola Avenue                      Phoenix, AZ
HR Fndg. Inc.                          3285 E. Hemisphere Loop                   Tucson, AZ
HR Fndg. Inc.                          5051 Rodeo Road                           Los Angeles, CA
HR Fndg. Inc.                          701 Clay Avenue                           Waco, TX
HR Fndg. Inc.                          16194 West 45th Street                    Golden, CO
Hub Prop. Trust                        830 E. Potomac Circle                     Aurora, CO
Hub RI Prop. Trust                     701 George Washington
                                         Highway                                 Lincoln, RI








                                                     Initials:

                                                     Owners: /s/ DJH

                                                     Managing Agent: /s/ DML

                                    EXHIBIT B

                                Assumed Contracts



Property Management Agreement, dated as of June 16, 1994, between GovProp Funding, L.P. and Rosecliff Realty Inc., as amended.

Property Management Agreement, dated as of February 7, 1995, between Rosecliff Realty Richland Inc. and Rosecliff Realty Inc. (Richland, WA).

Property Management Agreement, dated as of July 27, 1995, between Rosecliff Realty College Park I, LLC and Rosecliff Realty Inc. (College Park, MD).

Property Management Agreement, dated as of October 13, 1995, between Rosecliff Realty Kansas City, Inc., and Rosecliff Realty Inc. (Kansas City, MO).

Property Management Agreement, dated as of September 7, 1995, between Rosecliff Realty III, Inc. and Rosecliff Realty Inc. (Oklahoma City, OK).

Property Management Agreement, dated as of September 7, 1995, between Rosecliff Realty IV, Inc. and Rosecliff Realty Inc. (Falling Waters, WV).

Property Management Agreement, dated as of March 13, 1996, between Rosecliff Realty Buffalo, Inc. and Rosecliff Realty Inc. (Buffalo, NY).

Property Management Agreement, dated as of December 23, 1995, between Roseview San Diego Limited Partnership and Rosecliff Realty Inc. (San Diego, CA (DEA)), as amended.

Property Management Agreement, dated as of July 19, 1996 between Rose Group LLC and Rosecliff Realty Inc. (San Diego, CA (DFAS)).

Development & Management Agreement, dated as of August 22, 1996, between Imperial Industrial Group and Rose Group LLC (San Diego, CA (DFAS)).